SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 21, 2001


                          EUROPEAN MICRO HOLDINGS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



          NEVADA                    0-23949                   65-0803752
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)



6073 N.W. 167TH STREET, UNIT C-25, MIAMI, FLORIDA               33015
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(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (305) 825-2458
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ITEM 5.     OTHER EVENTS.

On August 21, 2001, European Micro Holdings, Inc. issued the following press release:

              o On August 17, 2001, European Micro Plc's primary lender in Europe, Natwest, temporarily froze all the operating accounts for European Micro Plc and therefore effectively calling its loans to European Micro Plc. In order to avoid this outcome, Mr. Harry Shields, European Micro Holdings, Inc.'s Co-President and Co-Chairman, advanced $630,000 to European Micro Plc. Additionally, Mr. Shields has advanced another $625,000 to European Micro Plc to satisfy a loan it has with European Micro Holdings and another $618,000 to European Micro Plc to purchase inventory. European Micro Holdings intends to use the proceeds received from European Micro Plc to repay a loan to SouthTrust Bank. European Micro Plc intends to proceed to an orderly liquidation of its business in order to repay Mr. Shields and other creditors. The liquidation of European Micro Plc would leave European Micro Holdings, Inc. with one operating business, American Micro Computer Center, Inc.

              o As previously reported, European Micro Holdings, Inc. will be unable to meet certain obligations to the former shareholders of American Micro Computer Center, Inc., including obligations owed to Mr. John B. Gallagher, Co-President and Co-Chairman of European Micro Holdings, Inc. Unless circumstances change, which is not anticipated, these former shareholders will be entitled to a return of their shares of capital stock in American Micro Computer Center, Inc. Such a result would leave European Micro Holdings, Inc. without an operating business.

ITEM 7.     EXHIBITS.

      Exhibit 99.1 - Press release dated as of August 21, 2001.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EUROPEAN MICRO HOLDINGS, INC.



Date:  August 21, 2001                 By:/s/Frank Cruz
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                                          Name:  Frank Cruz
                                          Its:  Chief Operating Officer

                                  EXHIBIT 99.1
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                                  PRESS RELEASE


CONTACT:                         -OR-           EMCC INVESTOR RELATIONS:

European Micro Holdings, Inc.                   The Equity Group Inc.
Frank Cruz, Chief Operating Officer             Devin Sullivan
(305) 825-2458                                  www.theequitygroup.com
                                                (212) 836-9608

                       CONFIDENTIAL/NOT FOR DISSEMINATION
                       ----------------------------------

                              FOR IMMEDIATE RELEASE
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Miami, FL - August xx, 2001 - EUROPEAN MICRO HOLDINGS, INC. (OCTBB: EMCC), an independent, focused distributor of microcomputer products, made the following announcements today:


              o On August 17, 2001, European Micro Plc's primary lender in Europe, Natwest, temporarily froze all the operating accounts for European Micro Plc and therefore effectively calling its loans to European Micro Plc. In order to avoid this outcome, Mr. Harry Shields, European Micro Holdings, Inc.'s Co-President and Co-Chairman, advanced $630,000 to European Micro Plc. Additionally, Mr. Shields has advanced another $625,000 to European Micro Plc to satisfy a loan it has with European Micro Holdings and another $618,000 to European Micro Plc to purchase inventory. European Micro Holdings intends to use the proceeds received from European Micro Plc to repay a loan to SouthTrust Bank. European Micro Plc intends to proceed to an orderly liquidation of its business in order to repay Mr. Shields and other creditors. The liquidation of European Micro Plc would leave European Micro Holdings, Inc. with one operating business, American Micro Computer Center, Inc.

            o As previously reported, European Micro Holdings, Inc. will be unable to meet certain obligations to the former shareholders of American Micro Computer Center, Inc., including obligations owed to Mr. John B. Gallagher, Co-President and Co-Chairman of European Micro Holdings, Inc. Unless circumstances change, which is not anticipated, these former shareholders will be entitled to a return of their shares of capital stock in American Micro Computer Center, Inc. Such a result would leave European Micro Holdings, Inc. without an operating business.

Statements contained in this news release regarding its plans to proceed to an orderly liquidation of its business in Europe are forward-looking statements, subject to uncertainties and risks, many of which are summarized under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2000 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

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